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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, into the Company's previously filed Registration Statements on Form S-8 File Nos. 333-23565, 33-66554, and 33-90244.

                                          ARTHUR ANDERSEN LLP

San Jose, California
April 30, 1999